UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2012 (March 13, 2012)

    LIZ CLAIBORNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 354-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 13, 2012, Liz Claiborne, Inc. (the “Company”) announced that George M. Carrara, 43, has been appointed as Executive Vice President, Chief Financial Officer and Chief Operating Officer of the Company, effective April 2, 2012. Prior to joining the Company, Mr. Carrara worked for Tommy Hilfiger North America from 1999 until its sale to PVH in 2011, serving in various senior positions, including as Chief Financial Officer for the Jeans division (from 1999 until 2003), as Chief Operating Officer and Chief Financial Officer of wholesale operations (from 2003-2004), as Executive Vice President of U.S. Operations — Wholesale and Retail (2004-2005) and most recently as the Chief Operating Officer from 2006 until 2011.

In connection with his appointment, Mr. Carrara will receive a salary of $500,000, will become eligible for an annual incentive bonus with a target value of 75% of base salary, will receive a grant from the Company’s 2011 stockholder approved stock incentive plan (the “Stock Incentive Plan”) of 60,000 options to purchase Company common stock, at a purchase price determined on the date of grant, a $6,000 at retail clothing incentive and other benefits offered to Company employees. Mr. Carrara will also receive a target grant of 60,000 performance share units from the Stock Incentive Plan, with the actual number of shares earned based on Company performance over 2012-2014. In addition, the Company and Mr. Carrara will enter into a severance agreement, providing for payment of 2 times his salary and bonus target, and continuation of benefits following termination or resignation, in the event of certain qualifying termination events, including termination not for cause or resignation for good reason, subject to non-compete requirements.

The Company also announced that as of April 2, 2012, Robert Vill, the Company’s Vice President — Finance and Treasurer, who is serving as Interim Chief Financial Officer until Mr. Carrara’s appointment becomes effective, has been appointed to the position of Senior Vice President — Finance and Treasurer. In connection with Mr. Vill’s appointment, no changes were made to his compensation arrangements.

A copy of the press release announcing these appointments is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated March 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: March 19, 2012	By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President — Chief Legal Officer, General Counsel and Secretary

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated March 19, 2012.